UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): December 3, 2003

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in charter)

DELAWARE	1-10934	39-1715850
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 LOUISIANA SUITE 3300 HOUSTON, TEXAS		77002
(Address of Principal Executive Offices)		(Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 650-8900

ITEM 5.   OTHER EVENTS.

On June 30, 2003, Enbridge Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), filed with the Securities and Exchange Commission (the “Commission”) a global shelf registration statement on Form S-3 (Registration No. 333-106660) (the “Registration Statement”). The Commission declared the Registration Statement effective on August 5, 2003. On December 3, 2003, the Partnership entered into an Underwriting Agreement relating to the offering of up to 5,725,000 units (including an option to purchase up to 725,000 units) representing limited partner interests in the Partnership (the “Units”). On December 4, 2003, the Partnership filed with the Commission a Prospectus Supplement to the Registration Statement pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, relating to the offering of the Units. Exhibits 1.1, 5.1, 8.1, 23.1 and 23.2 to this Form 8-K relating to the issuance of the Units are hereby incorporated into such Registration Statement by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

1.1                                 Underwriting Agreement.

5.1                                 Opinion of Fulbright & Jaworski L.L.P.

8.1                                 Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

23.1                           Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

23.2                           Consent of Counsel (the consent of Fulbright and Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.

	By:	Enbridge Energy Management, L.L.C., as delegate of Enbridge Energy Company, Inc., its General Partner

Dated December 4, 2003	By:	/s/ MARK A. MAKI
Mark A. Maki
Vice President – Finance
(Duly Authorized Officer and
Principal Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement.

5.1	Opinion of Fulbright & Jaworski L.L.P.

8.1	Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

23.1

Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

23.2

Consent of Counsel (the consent of Fulbright and Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).